UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2026

AMERICAN SHARED HOSPITAL SERVICES
(Exact Name of Registrant as Specified in Its Charter)

California	1-08789	94-2918118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Montgomery Street, Suite 850 San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 788-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2026, Gary Delanois, Chief Executive Officer (“CEO”) of American Shared Hospital Services (the “Company”) resigned from his position as CEO of the Company for personal reasons, effective April 24, 2026.

On April 23, 2026, the board of directors of the Company (the “Board”) appointed Craig K. Tagawa, President of the Company, to serve as the Company’s interim CEO (the “Interim CEO”), effective April 27, 2026. In addition to serving as the Interim CEO, Mr. Tagawa will continue serving as the Company’s President.

Mr. Tagawa has served as the Company’s President since October 1, 2020. He joined the Company in September 1988 and has held various positions with the Company since then, including Chief Operating Officer from February 1999 through September 2022 and from April 2024 through October 2024, and Chief Financial Officer from January 1992 through October 1995 and from May 1996 to April 2023. Other biographical information, a summary of other business experience, and any other information required to be disclosed with respect to Mr. Tagawa under Item 401 of Regulation S-K was included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which the Company filed with the Securities and Exchange Commission on March 31, 2026.

There are no family relationships between Mr. Tagawa and any of the directors and other executive officers of the Company, and there are no transactions in which Mr. Tagawa has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Tagawa’s appointment to the position of Interim CEO, his assumption of additional responsibilities associated with such role, and his continued service as President of the Company, the Board approved an increase in Mr. Tagawa’s base salary from $265,000 to $325,000, effective as of April 27, 2026, and an increase in his target performance bonus for 2026 under the Company’s variable compensation plan from 40% of his base salary to 50% of his base salary.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SHARED HOSPITAL SERVICES (Registrant)

Dated: April 24, 2026	By:	/s/ Raymond C. Stachowiak
Raymond C. Stachowiak
Executive Chairman of the Board